EXHIBIT 10.1

AMENDMENT TO THE

SECOND AMENDED AND RESTATED CONSULTING AGREEMENT

THIS AMENDMENT TO THE SECOND AMENDED AND RESTATED CONSULTING AGREEMENT (“Amendment”) is dated this 20th day of March 2013, among F.N.B. Corporation, First National Bank of Pennsylvania, and F.N.B. Payroll Services, LLC (collectively “Companies”), and Stephen J. Gurgovits (“Consultant”), and provides as follows:

WITNESSETH:

WHEREAS, there is a scrivener’s error in the Second Amended and Restated Consulting Agreement (“Second Agreement”); and

WHEREAS, this Amendment is designed to clarify the Second Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment, and intending to be legally bound hereby, it is mutually agreed as follows:

SECTION 1 RECITALS.

The foregoing recitals are incorporated by reference as if fully set forth in this section.

SECTION 2 AMENDMENT.

The Second Agreement is amended by deleting Section 1(a)(i) and substituting the following:

Effective on March 1, 2012, (the “Effective Date”), the Companies shall employ the Consultant to provide consulting services to the Companies and the Consultant shall provide consulting services to the Companies in accordance with the terms and subject to the conditions set forth in this Agreement for a term (the “Term”) that shall commence on the Effective Date and, subject to paragraphs 1(b), 1(c) and 1(d), shall expire on the 58th month after the Effective Date such that the termination date will be December 31, 2016.

SECTION 3 OTHER PROVISIONS.

Except as amended in paragraph 2 above, all other terms and provisions of the Second Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto executed this Amendment as of the date and year first above written.

F.N.B. CORPORATION

By:	/s/ Vincent J. Delie, Jr.
Vincent J. Delie, Jr.
Chief Executive Officer

FIRST NATIONAL BANK OF PENNSYLVANIA

By:	/s/ Vincent J. Delie, Jr.
Vincent J. Delie, Jr.
Chief Executive Officer

F.N.B. PAYROLL SERVICES, LLC.

By:	/s/ Vincent J. Delie, Jr.
Vincent J. Delie, Jr.
Chief Executive Officer

STEPHEN J. GURGOVITS

/s/ Stephen J. Gurgovits

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